Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Satish Rishi, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Rambus Inc. on Form 10-K for the fiscal year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Annual Report on 10-K fairly presents in all material respects the financial condition and results of operations of Rambus Inc.

Date: September 13, 2007	By:	/s/ Satish Rishi
	Name:	Satish Rishi
	Title:	Senior Vice President, Finance and Chief Financial Officer